UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
________________

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2026, the Board of Directors (the “Board”) of Cornerstone Building Brands, Inc. (the “Company”) increased the size of the Board from ten to twelve directors, and Carol Flaton and Daniel B. Silvers were each elected by Camelot Return Ultimate, LP, the parent of the Company’s sole stockholder, Camelot Return Intermediate Holdings, LLC, acting by written consent in lieu of a meeting, effective as of March 18, 2026, to fill the vacancies created thereby. Concurrent with their election to the Board, Ms. Flaton and Mr. Silvers were appointed to the Finance Committee of the Board.
Ms. Flaton and Mr. Silvers will each hold such office until their respective successor has been elected and qualified or until their earlier respective resignation or removal.
Ms. Flaton and Mr. Silvers will each receive a base fee of $40,000 per month pursuant to the respective retention agreement entered into with each of Ms. Flaton and Mr. Silvers on March 18, 2026. Each of Ms. Flaton and Mr. Silvers will also receive reimbursement of expenses in accordance with the Company’s standard director compensation arrangements applicable to non-employee directors of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
There are no arrangements or understandings between either Ms. Flaton or Mr. Silvers and any other persons pursuant to which either Ms. Flaton or Mr. Silvers was elected as a director of the Company, and there are no transactions to which the Company or any of its subsidiaries is a party and in which either Ms. Flaton or Mr. Silvers has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: March 19, 2026